UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): April 25, 2018

                             CEL-SCI CORPORATION
                             -------------------
            (Exact name of Registrant as specified in its charter)

      Colorado                        01-11889                  84-0916344
---------------------------    --------------------     ---------------------
(State or other jurisdiction   (Commission File No.)       (IRS Employer
of incorporation)                                        Identification No.)

                              8229 Boone Boulevard
                                    Suite 802
                             Vienna, Virginia 22182
                              ---------------------
          (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code: (703) 506-9460

                                       N/A
                              --------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

 Item 8.01  Other Events.

     Closing arguments in the arbitration against the former clinical research organization (CRO) for our Phase 3 trial concluded on April 25, 2018. The parties are now awaiting a decision from the arbitrator.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 25, 2018                   CEL-SCI CORPORATION


                                        By: /s/ Patricia B. Prichep
                                            --------------------------------
                                            Patricia B. Prichep
                                            Senior Vice President of
                                            Operations